Filed Pursuant to Rule 497(e)
File Nos. 333-179562; 811-22668

Brand Value ETF (BVAL)

July 14, 2020

Supplement to the Summary Prospectus,
Prospectus and Statement of Additional Information (“SAI”),
each dated January 31, 2020

The Board of Trustees of ETF Series Solutions, upon a recommendation from CSat Investment Advisory, L.P., doing business as Exponential ETFs, the investment adviser to the Brand Value ETF (the “Fund”), has determined to close and liquidate the Fund immediately after the close of business on July 31, 2020 (the “Liquidation Date”). Shares of the Fund are listed on the NYSE Arca, Inc.
Effective on or about July 17, 2020, the Fund will begin liquidating its portfolio assets. This will cause the Fund to increase its cash holdings and deviate from the investment objective and strategies stated in the Fund’s prospectus.
The Fund will no longer accept orders for new creation units after the close of business on the business day prior to the Liquidation Date, and trading in shares of the Fund will be halted prior to market open on the Liquidation Date. Prior to the Liquidation Date, shareholders may only be able to sell their shares to certain broker-dealers, and there is no assurance that there will be a market for the Fund’s shares during that time period. Customary brokerage charges may apply to such transactions.
On or about the Liquidation Date, the Fund will liquidate its assets and distribute cash pro rata to all remaining shareholders. These distributions are taxable events. Shareholders should contact their tax advisor to discuss the income tax consequences of the liquidation. In addition, these payments to shareholders will include accrued capital gains and dividends, if any. As calculated on the Liquidation Date, the Fund’s net asset value will reflect the costs of closing the Fund, if any. Once the distributions are complete, the Fund will terminate. Proceeds of the liquidation will be sent to shareholders promptly after the Liquidation Date.
For additional information, please call 1-800-617-0004.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI for future reference.